United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION

Statement of Investments

September 30, 2018

(Unaudited)

COMMON STOCKS 93.3%

Shares		Value
	Banks 6.1%
280,000	Citigroup Inc.	$20,087,200
180,000	JPMorgan Chase & Co.	20,311,200
270,000	Wells Fargo & Company	14,191,200
		54,589,600

	Communications Services 4.4%
15,000	Alphabet Inc. Class A (a)	18,106,200
200,000	Cogent Communications Holdings, Inc.	11,160,000
210,000	Liberty Global plc Class C (a)	5,913,600
200,000	Liberty Latin America Ltd. (a)	4,126,000
		39,305,800

	Consumer Discretionary 4.3%
13,000	Amazon.com, Inc. (a)	26,039,000
700,000	TRI Pointe Group, Inc. (a)	8,680,000
30,000	Wynn Resorts Ltd.	3,811,800
		38,530,800

	Diversified Financial 8.8%
150,000	American Express Company	15,973,500
400,000	The Bank of New York Mellon Corporation	20,396,000
10	Berkshire Hathaway Inc. Class A (a)	3,200,001
300,000	Capital One Financial Corporation	28,479,000
210,000	The Charles Schwab Corporation	10,321,500
		78,370,001

	Diversified Industrial 6.5%
400,000	Brady Corporation Class A	17,500,000
500,000	General Electric Company	5,645,000
700,000	Heritage-Crystal Clean, Inc. (a)	14,945,000
65,000	Roper Technologies, Inc.	19,253,650
		57,343,650

	Energy 5.6%
700,000	Hess Corporation	50,106,000

	Health Care 5.1%
85,000	Johnson & Johnson	11,744,450
200,000	Medtronic plc	19,674,000
200,000	Merck & Co. Inc.	14,188,000
		45,606,450

	Insurance 24.3%
19,000	Alleghany Corporation (a)	12,398,070
200,000	Kemper Corporation	16,090,000
100,000	Kinsale Capital Group, Inc.	6,386,000
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	170,544,000
160,000	Progressive Corporation	11,366,400
		216,784,470

Shares		Value
	Metals and Mining 0.2%
150,000	Freeport-McMoRan Inc.	$2,088,000

	Real Estate 2.7%
700,000	Rayonier Inc.	23,667,000

	Semiconductor 9.1%
450,000	Analog Devices, Inc.	41,607,000
840,000	Intel Corporation	39,723,600
		81,330,600

	Software and Services 1.3%
100,000	Microsoft Corporation	11,437,000

	Technology Hardware and Equipment 14.4%
350,000	Coherent, Inc. (a)	60,266,500
295,000	Keysight Technologies, Inc. (a)	19,552,600
300,000	Motorola Solutions, Inc.	39,042,000
1,387,100	Ribbon Communications Inc. (a)	9,473,893
		128,334,993

	Utilities 0.5%
454,108	Star Group, L.P.	4,436,635

Total Common Stocks (cost $335,191,584)		831,930,999

SHORT-TERM INVESTMENTS 6.7%

	Money Market Fund 1.5%
13,164,758	Fidelity Institutional Money Market Fund Treasury
	Only Portfolio – Class I	13,164,758

Principal	U.S. Treasury Bills 5.2%
$46,000,000	U.S. Treasury Bills 1.98% - 2.03%, due 10/4/18 – 10/18/18 (d)	45,974,540

	Total Short-term Investments (cost $59,139,298)	59,139,298

	Total Investments (cost $394,330,882)(100.0%)	891,070,297

	Cash, receivables and other assets less liabilities (0.0%)	1,803

	Net Assets (100.0%)	$891,072,100

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c) Valued based on Level 3 Inputs. See Note 2.

(d) Valued based on Level 2 Inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Treasury bills are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2018, the tax cost of investments was $394,330,882. Net unrealized appreciation was $496,739,415 consisting of gross unrealized appreciation and gross unrealized depreciation of $512,952,825 and $16,213,410, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2018 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$661,386,999	-	$170,544,000	$831,930,999
Short-term investments	13,164,758	45,974,540	-	59,139,298
Total investments	$674,551,757	$45,974,540	$170,544,000	$891,070,297

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2017	$144,962,400
Change in net unrealized appreciation of investments included in net increase in net assets resulting from operations	25,581,600
Balance at September 30, 2018	$170,544,000

Unrealized appreciation of Level 3 investments held as of September 30, 2018 increased by $25,581,600 during the nine months ended September 30, 2018, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of September 30, 2018, management used a number of significant unobservable inputs to develop a range of possible values for the investment.  It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7 – 3.8); price-to-earnings (range: 7.7 – 103.5); and price-to-revenue (range: 0.5 – 1.7). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 8%-9% and a weighted average cost of capital of 11%.  An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three approaches described above (with greater weight given to the comparable company approach) was then discounted for the lack of marketability by 20% and 40%, a range management believes market participants would apply.  The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transacted values in Plymouth Rock’s shares, were also considered. These values as multiples of Plymouth Rock’s book value were also considered. Based upon all of the above information, the Corporation’s directors selected the value for the investment, which implied a discount for lack of marketability in the higher end of the above range.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would have resulted in a higher (lower) range of fair value measurements.  Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would have resulted in a lower (higher) range of fair value measurements.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2018, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $170,544,000 at September 30, 2018, which was equal to 19.1% of the Corporation’s net assets. The Corporation does not have the right to demand registration of the Plymouth Rock shares.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2018, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $25,581,600 and the Corporation received dividends of $9,714,754 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By:	/s/ Wilmot H. Kidd
Chief Executive Officer

Date: October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Wilmot H. Kidd
Chief Executive Officer

Date: October 31, 2018

By:	/s/ Lawrence P. Vogel
Vice President and Treasurer

Date: October 31, 2018